RBC FUNDS TRUST
Prime Money Market Fund
U.S. Government Money Market Fund

Supplement dated April 12, 2016 to the Prospectus for the RBC Money Market Funds dated November 25, 2015 (as supplemented November 25, 2015, February 19, 2016 and February 22, 2016) and to the Statement of Additional Information for the Money Market Funds dated November 25, 2015 (as supplemented November 25, 2015, December 8, 2015, February 19, 2016 and February 22, 2016)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Liquidation of Prime Money Market Fund

On March 30, 2016, the Board of Trustees of RBC Funds Trust unanimously voted to liquidate the Prime Money Market Fund (the “Fund”). This decision was made after careful consideration of the Fund’s operations, asset size and current expenses.

Effective on or about April 12, 2016, the Fund will suspend purchases and exchanges into the Fund other than purchases through automated programs or dividend reinvestment, in order to facilitate an orderly liquidation on or before June 30, 2016. You may redeem or exchange your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions and exchanges in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption or exchange. If you do not redeem or exchange your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account.

As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments. Following liquidation, all references to the Fund are hereby deleted from the Prospectus and SAI.

If you are invested in the Fund through an IRA account and you do not arrange to redeem or exchange your Fund shares prior to the liquidation date, we will place your liquidation proceeds into the U.S. Government Money Market Fund until you provide us with different instructions.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Exchange Privilege

To clarify the exchange privilege with regard to RBC Institutional Class 1 shares and RBC Institutional Class 2 shares of the Prime Money Market Fund and the U.S. Government Money Market Fund, the last paragraph on page 39 and the first two paragraphs on page 40 of the Prospectus (along with the captions for those paragraphs) are replaced with the following:

Exchanging Your Shares
RBC Institutional Class 1 and RBC Institutional Class 2

Shareholders of the Prime Money Market Fund may exchange their RBC Institutional Class 1 shares for corresponding shares of the U.S. Government Money Market Fund or for shares of any class of another RBC Fund prior to the liquidation.

If exchanging your RBC Institutional Class 1 shares of Prime Money Market Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange your shares and he or she will take care of the necessary documentation. To make an exchange directly in an account held with the RBC Funds, follow the instructions below.

RBC Institutional Class 1 shares (not RBC Institutional Class 2 shares) of the U.S. Government Money Market Fund are eligible to be exchanged for shares of any class of other RBC Funds.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences.

Independent Registered Public Accounting Firm

Replace the information under the heading entitled Independent Registered Public Accounting Firm on page 33 of the SAI with the following:

The Board of Trustees of the Trust has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the fiscal year ending September 30, 2016. PwC will audit the Funds’ annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

On December 3, 2015, the Board of Trustees of the Trust, upon the recommendation of the Audit Committee of the Board of Trustees, approved a change of the Funds’ independent registered public accounting firm from Deloitte & Touche LLP (“Deloitte”) to PwC for the fiscal year ending September 30, 2016. For the fiscal years ended September 30, 2015 and September 30, 2014, Deloitte’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended September 30, 2015 and September 30, 2014, and through December 3, 2015, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds’ fiscal years ended September 30, 2015 and September 30, 2014, and the interim period ended December 3, 2015, neither the Registrant nor anyone on its behalf consulted Deloitte concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

Please contact RBC Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE